UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 4, 2014

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Pursuant to the concurrent filing herewith by the Company of a shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) regarding the offer and sale from time to time of securities of the Company for gross proceeds of up to $50,000,000 (the “Registration Statement”), the Company hereby files updated audited consolidated financial statements and the notes thereto as at December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (the “Annual Financial Statements”), together with an updated report thereon by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, Denver CO (“PWC”).

The Financial Statements have been updated solely to provide a current liquidity discussion in Note 2 “Liquidity” of the Financial Statements regarding the ability of the Company to implement its current business plan for the 12-month period from the date of the Registration Statement being dependent upon the Company successfully completing various financing transactions it is currently pursuing.  The report of PWC on the Financial Statements has been updated solely to reference the update to Note 2 “Liquidity” in the Financial Statements.

Outside of the updated discussion in Note 2 as referenced above, the Financial Statements have not otherwise been updated or amended from the audited consolidated financial statements and the notes thereto as at December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 as filed in the Company’s Annual Report on Form 10-K (the “Annual Report”), filed with the SEC on March 17, 2014 (the “Original Financial Statements”).     The report of PWC remains dated as of March 17, 2014 in all respects except as to Note 2, as to which the report is dated June 3, 2014.

The update to the Financial Statements is not the result of any error or restatement of the financial information presented in the Original Financial Statements as of the date thereof.

In relation to the update to Note 2 “Liquidity” in the Financial Statements, the Company also files herewith an updated Management’s Discussion and Analysis of Financial Condition and Results of Operation for the fiscal years ended December 31, 2013 and 2012 (the “MDA”).  The MDA has been updated solely to reflect the change in the Company’s liquidity discussion contained under the heading “Liquidity and Capital Resources” to reflect the update to Note 2 “Liquidity” to the Financial Statements.  Outside of this update, the MDA has not otherwise been updated or amended from the original MDA as presented in the Annual Report.

Item 9.01.    Financial Statements and Exhibits

Financial Statements

Updated audited consolidated financial statements and the notes thereto as at December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, together with an updated report thereon by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, Denver CO and the report thereon for the year ended December 31, 2011 by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, Vancouver, British Columbia. Filed herewith as Exhibit 99.1 and incorporated herein by reference.

Exhibits

99.1*Audited consolidated financial statements of the Company and the notes thereto as at December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, together with an updated report thereon by the Company independent registered public accounting firm, PricewaterhouseCoopers LLP, Denver CO and the report thereon for the year ended December 31, 2011 by the Company’s independent registered public accountants, PricewaterhouseCoopers, LLP, Vancouver, British Columbia

99.2*Management’s Discussion and Analysis of Financial Condition and Results of Operation for the fiscal years ended December 31, 2013 and 2012

99.3*Consent of PricewaterhouseCoopers LLP, Denver, CO, independent auditors

99.4*Consent of PricewaterhouseCoopers LLP, Vancouver, BC, independent auditors

101.INS(1)XBRL Instance Document

101.SCH(1)XBRL Taxonomy Extension – Schema

101.CAL(1)XBRL Taxonomy Extension – Calculations

101.DEF(1)XBRL Taxonomy Extension – Definitions

101.LAB(1)XBRL Taxonomy Extension – Labels

101.PRE(1)XBRL Taxonomy Extension – Presentations

(1)    Submitted Electronically Herewith. Attached as Exhibit 101 to this report are the following formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Statements of Income/(Loss) and Comprehensive Income/(Loss) for the years ended December 31, 2013, 2012, and 2011, (ii) Consolidated Balance Sheets at December 31, 2013 and 2012, (iii) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012, and 2011, and (iv) Notes to Consolidated Financial Statements.

*The Exhibits relating to Item 8.01 are hereby incorporated by reference into the Company’s Registration Statements on Form S-3 (Nos. 333-172826, 333-180154 and 333-184191) and in the Registration Statements on Form S-8 (Nos. 333-134767, 333-153019, 333-176792, 333-191505, 333-191507).

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: June 4, 2014	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

99.1*Audited consolidated financial statements of the Company and the notes thereto as at December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, together with an updated report thereon by the Company independent registered public accounting firm, PricewaterhouseCoopers LLP, Denver CO and the report thereon for the year ended December 31, 2011 by the Company’s independent registered public accountants, PricewaterhouseCoopers, LLP, Vancouver, British Columbia

99.2*Management’s Discussion and Analysis of Financial Condition and Results of Operation for the fiscal years ended December 31, 2013 and 2012

99.3*Consent of PricewaterhouseCoopers LLP, Denver, CO, independent auditors

99.4*Consent of PricewaterhouseCoopers LLP, Vancouver, BC, independent auditors

101.INS(1)XBRL Instance Document

101.SCH(1)XBRL Taxonomy Extension – Schema

101.CAL(1)XBRL Taxonomy Extension – Calculations

101.DEF(1)XBRL Taxonomy Extension – Definitions

101.LAB(1)XBRL Taxonomy Extension – Labels

101.PRE(1)XBRL Taxonomy Extension – Presentations

(1)    Submitted Electronically Herewith. Attached as Exhibit 101 to this report are the following formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Statements of Income/(Loss) and Comprehensive Income/(Loss) for the years ended December 31, 2013, 2012, and 2011, (ii) Consolidated Balance Sheets at December 31, 2013 and 2012, (iii) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012, and 2011, and (iv) Notes to Consolidated Financial Statements.

*The Exhibits relating to Item 8.01 hereby incorporated by reference into the Company’s Registration Statements on Form S-3 (Nos. 333-172826, 333-180154 and 333-184191) and in the  Registration Statements on Form S-8 (Nos. 333-134767, 333-153019, 333-176792, 333-191505, 333-191507).